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Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of iParty Corp. (the "Company") hereby certify that the Company's annual report on Form 10-KSB/A for the annual period ended December 28, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2003	/s/ SAL PERISANO Sal Perisano Chief Executive Officer
Date: August 12, 2003	/s/ PATRICK FARRELL Patrick Farrell President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32
CERTIFICATION